UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2007

Ciprico Inc.

(Exact name of Registrant as Specified in its Charter)

0-11336	Delaware	41-1749708
(Commission File No.)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

7300 W Lake Street, Suite 400, St Louis Park, MN 55426

(Address of Principal Executive Offices)(Zip Code)

(952) 540-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 26, 2007, Ciprico Inc. (the “Company”) entered into a Convertible Note Purchase Agreement (“Purchase Agreement”) with multiple accredited investors for the private placement of a minimum of $3,000,000 and a maximum of $7,800,000 of convertible notes and common stock warrants for $0.25 worth of warrant shares for each $1.00 of principal invested.

The conversion price for the notes and the exercise price for the warrants is fixed at an amount equal to the average closing bid price of the Company’s common stock for the five (5) consecutive trading days ending on the trading day prior to the issue date.  That price was $3.86 for the initial closing on December 26, 2007.

The notes are due and payable in full on the 15-month anniversary of the date of issuance and the warrants are exercisable from the date of issuance until the five year anniversary.  The number of shares issuable upon exercise of the warrant is subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets or other similar transitions.

The notes, warrants and common stock issuable upon conversion of the notes or exercise of the warrants have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”), or any state securities laws and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder, as a transaction by an issuer not involving any public offering.

The Company is obligated to register the shares of common stock issuable upon the conversion of the notes and the exercise of the warrants pursuant to certain customary terms and conditions contained in the note and the warrant.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Purchase Agreement, form of Note or form of Warrant.  A complete copy of which is attached hereto as Exhibits 10.1, 10.2 and 10.3.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 26, 2007, Ciprico Inc. issued a press release announcing the results of its fourth quarter and fiscal year ended September 30, 2007.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K which is incorporated herein by reference in its entirety.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K which is incorporated herein by reference in its entirety.

The notes, warrants and common stock issuable upon conversion of the notes or exercise of the warrants have not been registered under the Securities Act, or any state securities laws and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder, as a transaction by an issuer not involving any public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements: None.

(b) Pro Forma Financial Information: None.

(c) Shell Company Transactions: None.

(d) Exhibits:

10.1 Convertible Note Purchase Agreement.

10.2 Form of Convertible Promissory Note

10.3 Form of Warrant

99.1 Press Release dated December 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Monte S. Johnson
Date: December 26, 2007		Monte S. Johnson, Chief Financial Officer (Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description
10.1	Convertible Note Purchase Agreement
10.2	Form of Convertible Promissory Note
10.3	Form of Warrant
99.1	Press release dated December 26, 2007